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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




      Date of Report (Date of earliest event reported): September 29, 2004


                           --------------------------


                            ARROW INTERNATIONAL, INC.
             (Exact Name of Registrant as Specified in its Charter)




       Pennsylvania                  0-20212                    23-1969991
----------------------------     ----------------            ----------------
(State or Other Jurisdiction       (Commission               (I.R.S. Employer
     of Incorporation)             File Number)             Identification No.)




2400 Bernville Road, Reading, Pennsylvania                         19605
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 (Address of Principal Executive Offices)                        (Zip Code)




Registrant's Telephone Number, Including Area Code: (610) 378-0131
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                            ARROW INTERNATIONAL, INC.


Item 2.02.  Results of Operations and Financial Condition.

On September 29, 2004, Arrow International, Inc. issued a press release announcing its results of operations for its fourth fiscal quarter and fiscal year ended August 31, 2004. A copy of this press release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

The information in this Form 8-K shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liability of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as may otherwise be expressly stated in such a filing.


Item 9.01.  Financial Statements and Exhibits.


     (c)  Exhibits


Exhibit Number       Description
--------------       -----------

99.1                 Press release dated September 29, 2004 issued by
                     Arrow International, Inc.


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                            ARROW INTERNATIONAL, INC.


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      ARROW INTERNATIONAL, INC.




Date: September 29, 2004              By: /s/ Frederick J. Hirt
                                         ---------------------------------
                                         Frederick J. Hirt
                                         Chief Financial Officer and
                                         Vice President-Finance
                                         (Principal Financial Officer and
                                         Chief Accounting Officer)


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                                  EXHIBIT INDEX

EXHIBIT           DESCRIPTION
NUMBER            OF EXHIBIT                                 METHOD OF FILING
------            ----------                                 ----------------

99.1              Press Release dated September 29, 2004,    Furnished herewith.
                  issued by Arrow International, Inc.



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